MASSMUTUAL SELECT FUNDS
MassMutual Select T. Rowe Price Retirement Funds
Supplement dated September 28, 2018 to the
Prospectus dated February 16, 2018
This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
Effective immediately, the following information will replace similar information found on page 145 in the section titled Index Descriptions:
The S&P Target Date® Index Series consists of 12 multi-asset class indexes: the S&P Target Date Retirement Income Index and 11 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M (TRowe TD)-18-01